SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 19, 2012

OMNOVA SOLUTIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-15147	34-1897652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Ghent Road Fairlawn, Ohio		44333-3300
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 869-4200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

On March 15, 2012, OMNOVA Solutions held its 2012 Annual Meeting of Shareholders. At this meeting the shareholders considered and voted upon the following matters:

1.	Election of the following individuals to serve as directors for a term of three years, expiring at the 2015 Annual Meeting of Shareholders: Kevin M. McMullen, Larry B. Porcellato and Robert A. Stefanko;

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2012;

3.	An advisory vote to approve the compensation of the Company’s executive officers;

4(a)	Approval of the material terms of the OMNOVA Solutions Inc. Amended and Restated Executive Incentive Compensation Plan for purposes of qualifying compensation paid pursuant to this plan for deducibility under Section 162(m) of the Internal Revenue Code.

4(b)	Approval of the material terms of the OMNOVA Solutions Inc. Amended and Restated Long Term Incentive Plan for purposes of qualifying compensation paid pursuant to the plan for deductibility under Section 162(m) of the Internal Revenue Code.

5.	Approval of the OMNOVA Solutions Inc. Third Amended and Restated 1999 Equity and Performance Incentive Plan.

Voting results on these matters were as follows:

1.	Election of Directors

Name of Nominee	For	Withhold	Broker Non-Vote
Kevin M. McMullen	35,975,730	819,059	3,425,108
Larry B. Porcellato	35,119,409	1,675,380	3,425,108
Robert A. Stefanko	36,582,359	212,430	3,425,108

2.	Ratification of Auditors

For	Against	Abstain	Broker Non-Vote
39,038,313	1,164,786	16,798	0

3.	Advisory Vote to Approve Executive Compensation

For	Against	Abstain	Broker Non-Vote
30,428,986	2,715,516	3,650,287	3,425,108

Approval	of material terms of certain compensation plans pursuant to Internal Revenue Code Section 162(m):

4(a)	Executive Incentive Compensation Plan

For	Against	Abstain	Broker Non-Vote
35,421,206	1,290,298	83,285	3,425,108

4(b)	Long-Term Incentive Plan:

For	Against	Abstain	Broker Non-Vote
35,410,262	1,293,880	90,647	3,425,108

5.	Approval of the OMNOVA Solutions Inc. Third Amended and Restated 1999 Equity and Performance Incentive Plan

For	Against	Abstain	Broker Non-Vote
33,793,244	2,907,717	93,828	3,425,108

Accordingly, the individuals nominated for election as directors, each of whom currently serves as a director of the Company, were re-elected for a three year term expiring in 2015; the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year was ratified by the Company’s shareholders; the material terms of the Executive Incentive Compensation Plan and the Long-Term Incentive Plan were approved; and the OMNOVA Solutions Inc. Third Amended and Restated 1999 Equity and Performance Incentive Plan was approved by the Company’s shareholders. As stated in the Company’s 2012 Proxy Statement, the Board of Directors considers the affirmative vote of more than a majority of shares present at the Annual Meeting (whether in person or by proxy) as approval of the compensation of the Company’s executive officers.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNOVA SOLUTIONS INC.

By:	/s/ Kristine C. Syrvalin
Name:	Kristine C. Syrvalin
Title:	Corporate Secretary

Date: March19, 2012